DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Macquarie Global Infrastructure Fund (the “Fund”)

Supplement to the Fund’s Class A, Class C, and Class R Prospectus
dated December 31, 2009

Effective March 30, 2010, Delaware Management Company, the Fund’s investment manager, has contracted to waive its investment advisory fees and/or pay expenses to the extent necessary to prevent total annual fund operating expenses from exceeding 1.20% of the Fund's average daily net assets. In addition to these changes, Brad Frishberg will also assume portfolio management responsibilities for the Fund as of the date of this Supplement.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

The following replaces the information in the section entitled “Fees and expenses” on pages 4-5.

What are the Fund’s fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none1	1.00%2	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees3	none	none	none

Annual fund operating expenses are deducted from the Fund’s assets.4

CLASS	A	C	R
Management fees5	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.30%5	1.00%	0.60%5
Other expenses	8.43%	8.43%	8.43%
Total annual fund operating expenses	9.63%	10.33%	9.93%
Fee waivers and payments	(8.18%)	(8.13%)	(8.23%)
Net expenses	1.45%	2.20%	1.70%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with the Manager’s and Distributor's expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Class	A	C	(if redeemed) C	R
1 year	$714	$223	$323	$173
3 years	$2,508	$2,235	$2,235	$2,124

1
A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase (Limited CDSC). Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2	Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

3	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.

4	In periods of market volatility, during which asset levels may fluctuate substantially, the Fund's annual fund operating expenses may vary from the numbers shown in the table above.

5
The Fund's investment manager, Delaware Management Company (Manager), has contracted to waive its investment advisory fees and/or pay expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.20% of the Fund's average daily net assets from March 30, 2010 through March 30, 2011. The Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees from March 30, 2010 through March 30, 2011 to no more than 0.25% and 0.50%, respectively, of average daily net assets of the Fund. These waivers and reimbursements may be terminated only by agreement of the Manager or Distributor, as applicable, and the Fund.

The following replaces the section entitled, “Who manages the Fund — Portfolio managers” on page 15.

Brad Frishberg and Andrew Maple-Brown have primary responsibility for making day-to-day investment decisions for the Fund.

Brad Frishberg, CFA, Managing Director, Chief Investment Officer of Infrastructure Securities — Macquarie Funds Group
Brad Frishberg oversees the firm’s infrastructure securities investment activities and serves as chief investment officer of infrastructure securities.  He is also a co-portfolio manager for certain infrastructure portfolios within North America. He has more than 20 years of asset management experience. Prior to joining Macquarie Funds Group in 2009 as managing director and deputy head of infrastructure securities, Frishberg was managing director and U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Frishberg earned his bachelor’s degree in business economics from Brown University and his master’s degree in economics from Trinity College.

Andrew Maple-Brown, Senior Vice President, Portfolio Manager — Macquarie Funds Group
Andrew Maple-Brown is a member of Macquarie Funds Group’s infrastructure securities investment team, with primary responsibility for managing the team’s North America–based portfolios, including Delaware Macquarie Global Infrastructure Fund. He joined the firm in 2001 in the debt markets division, where his focus was primarily on infrastructure transactions, particularly public-private partnerships. Maple-Brown also worked extensively on structured securitization transactions, including business securitizations for both water and pub assets and commercial mortgage-backed securities. Previously, he spent four years at Lend Lease in the project finance group, and he has more than 10 years of experience in financing infrastructure and structured property transactions. Maple-Brown earned bachelor’s degrees in engineering and commerce from the University of Sydney, and a master’s degree in applied finance from Macquarie University, located in Sydney, Australia.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Please keep this Supplement for future reference.

This Supplement is dated April 8, 2010.